                                                                   EXHIBIT 99.2


DEBTOR:  GREAT OCEAN CRUISE LINE, L.L.C.           CASE NUMBER:  01-10959 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached May Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ STEVE MOELLER
-----------------------
Steve Moeller
Director, Accounting

DEBTOR:  GREAT OCEAN CRUISE LINE, L.L.C.           CASE NUMBER:  01-10959 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to May Monthly Operating Report

7-Jun-02                 Summary Of Bank, Investment &             Attachment 1
12:18 PM                      Petty Cash Accounts
Summary                  Great Ocean Cruise Line, L.L.C.              UNAUDITED
Great Ocean                 Case No: 01-10959 (JCA)
Cruise Line, LLC            For Month Of May, 2002


                                            Balances
                                 ------------------------------        Receipts &            Bank
                                    Opening         Closing          Disbursements         Statements        Account
Account                          As Of 5/01/02    As Of 5/31/02        Included             Included       Reconciled
-------                          -------------    -------------      -------------         ----------      ----------
Mississippi Queen Steamer         100,000.00       48,196.81             Yes              No - Not           Yes
Hibernia                                                                                  Concentration
Account # - 812-502-719                                                                   Account

Mississippi Queen                       0.00            0.00             Yes              Not A Bank         Yes
Petty Cash                                                                                Account

28-Jun-02                    Receipts & Disbursements            Attachment 2-1
4:15 PM                 Great Ocean Cruise Line, L.L.C.
R&D - Hibernia -            Case No: 01-10959 (JCA)                   UNAUDITED
MQ Steamer                         Hibernia
                       Mississippi Queen Steamer Account
                            Account # - 812-502-719
                              1 May 02 - 31 May 02


Opening Balance - 1 May 02
                               100,000.00


Receipts

                                75,000.00             From The Delta Queen Steamboat Company -
                                                      Hibernia - Master Cash Account (812-395-335)


                               ----------
                                75,000.00             Total Receipts


Disbursements




                               ----------
                                     0.00             Total Disbursements (* See Footnote)



Closing Balance - 31 May 02
                                48,196.81


* $126,803.19 Of Disbursements Not Reflected In Disbursements Above Due To Being Reimbursed By Buyer Of Assets At Closing.

28-Jun-02                    Receipts & Disbursements            Attachment 2-2
1:01 PM                  Great Ocean Cruise Line, L.L.C.
R&D - MQ - Petty Cash        Case No: 01-10959 (JCA)                  UNAUDITED
                               Mississippi Queen
                                   Petty Cash
                                 Account # - NA
                              1 May 02 - 31 May 02


Opening Balance - 1 May 02
                                      0.00


Receipts

                                    210,000.00       From The Delta Queen Steamboat Company -
                                                     Hibernia - Master Cash Account (812-395-335)


                                    ----------
                                    210,000.00       Total Receipts


Disbursements




                                    ----------
                                          0.00       Total Disbursements (* See Footnote)



Closing Balance - 31 May 02
                                         0.00


* $210,000 Of Disbursements Not Reflected In Disbursements Above Due To Being Reimbursed By Buyer Of Assets At Closing.

7-Jun-02                      Concentration & Investment           Attachment 3
12:31 PM                          Account Statements
Summary                    Great Ocean Cruise Line, L.L.C.
Great Ocean                    Case No: 01-10959 (JCA)
Cruise Line, LLC               For Month Of May, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 17:31:03
INCOME STATEMENT - ATTACHMENT 4                        Page:   1
Current Period: MAY-02

currency USD
Company=21 (MISSISSIPPI QUEEN)


                                         PTD-Actual
                                         31-May-02
                                        ------------

Revenue
Gross Revenue                              (1,272.25)
Allowances                                115,961.33
                                        ------------
Net Revenue                               114,689.08

Operating Expenses
Air                                             0.00
Hotel                                           0.00
Commissions                                     0.00
Onboard Expenses                           43,203.92
Passenger Expenses                          2,961.60
Vessel Expenses                           (32,925.21)
Layup/Drydock Expense                           0.00
Vessel Insurance                           13,090.10
                                        ------------
Total Operating Expenses                   26,330.41
                                        ------------
Gross Profit                               88,358.67

SG&A Expenses
Sales & Marketing                               0.00
Start-Up Costs                            289,847.84
                                        ------------
Total SG&A Expenses                       289,847.84
                                        ------------
EBITDA                                   (201,489.17)

Depreciation                                    0.00
                                        ------------
Operating Income                         (201,489.17)

Other Expense/(Income)
Interest Income                                 0.00
Equity in Earnings for Sub                      0.00
Reorganization expenses                 5,643,435.79
                                        ------------
Total Other Expense/(Income)            5,643,435.79
                                        ------------
Net Pretax Income/(Loss)               (5,844,924.96)

Income Tax Expense                              0.00
                                        ------------
Net Income/(Loss)                      (5,844,924.96)
                                        ============

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:29:13
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: MAY-02

currency USD
Company=21 (MISSISSIPPI QUEEN)


                                               YTD-Actual                YTD-Actual
                                               31-May-02                 22-Oct-01
                                             -------------             -------------

ASSETS

Cash and Equivalent                              31,878.22                 91,427.94

Restricted Cash                                       0.00                      0.00

Accounts Receivable                              27,274.85                 61,448.42

Inventories                                           0.00                387,173.50

Prepaid Expenses                                      0.00                  9,438.70

Other Current Assets                                  0.00                (14,555.00)

                                             -------------             -------------
Total Current Assets                             59,153.07                534,933.56


Fixed Assets                                          0.00             32,530,486.54

Accumulated Depreciation                              0.00            (22,994,750.57)

                                             -------------             -------------
Net Fixed Assets                                      0.00              9,535,735.97


Net Goodwill                                          0.00                      0.00

Intercompany Due To/From                     21,754,996.22             19,836,574.32

Net Deferred Financing Fees                           0.00                      0.00

Net Investment in Subsidiaries                        0.00                      0.00

                                             -------------             -------------
Total Other Assets                           21,754,996.22             19,836,574.32

                                             -------------             -------------
Total Assets                                 21,814,149.29             29,907,243.85
                                             =============             =============

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:29:13
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: MAY-02

currency USD
Company=21 (MISSISSIPPI QUEEN)


                                               YTD-Actual               YTD-Actual
                                               31-May-02                 22-Oct-01
                                             -------------             -------------

LIABILITIES

Accounts Payable                                  1,826.90                  9,423.11

Accrued Liabilities                                   0.00                935,232.90

Deposits                                              0.00                      0.00

                                             -------------             -------------
Total Current Liabilities                         1,826.90                944,656.01


Long Term Debt                                        0.00                      0.00

Other Long Term Liabilities                           0.00                      0.00

                                             -------------             -------------
Total Liabilities                                 1,826.90                944,656.01


OTHER

Liabilities Subject to Compromise             2,667,587.11              2,827,647.41

                                             -------------             -------------
Total Other                                   2,667,587.11              2,827,647.41


OWNER'S EQUITY

Common Stock                                          0.00                      0.00

Add'l Paid In Capital                         4,571,000.00              4,571,000.00

Current Net Income (Loss)                    (6,632,407.44)              (984,131.23)

Retained Earnings                            21,206,142.72             22,548,071.66

                                             -------------             -------------
Total Owner's Equity                         19,144,735.28             26,134,940.43

                                             -------------             -------------
Total Liabilities & Equity                   21,814,149.29             29,907,243.85
                                             =============             =============

Great American Cruise              ATTACHMENT 6                   01-10954 (JCA)
Line, LLC                    Summary List of Due To/
                                Due From Accounts
                         For the Month Ended May 31, 2002


                                                                  BEGINNING                                              ENDING
AFFILIATE NAME                                 CASE NUMBER         BALANCE           DEBITS           CREDITS           BALANCE
American Classic Voyages Co.                   01-10954         29,630,103.62           151.50        56,832.99      29,573,422.13
AMCV Cruise Operations, Inc.                   01-10967        (21,632,478.01)    1,000,901.60     1,402,197.00     (22,033,773.41)
The Delta Queen Steamboat Co.                  01-10970         17,986,662.31     7,203,329.32     7,554,381.53      17,635,610.10
DQSB II, Inc.                                  01-10974               (877.52)              --               --            (877.52)
Great AQ Steamboat, L.L.C.                     01-10960             14,507.47               --               --          14,507.47
Great Pacific NW Cruise Line, L.L.C.           01-10977             10,219.55       212,020.45       212,020.45          10,219.55
Great River Cruise Line, L.L.C.                01-10963           (242,859.89)       27,733.16       288,824.02        (503,950.75)
Cruise America Travel, Incorporated            01-10966         (2,953,907.27)    4,171,666.50     4,171,666.50      (2,953,907.27)
Delta Queen Coastal Voyages, L.L.C.            01-10964             85,950.95               --               --          85,950.95
Cape Cod Light, L.L.C.                         01-10962              4,980.00               --               --           4,980.00
Cape May Light, L.L.C.                         01-10961              1,844.01               --               --           1,844.01
Project America, Inc.                          N/A                  (4,475.20)              --               --          (4,475.20)
Great Hawaiian Cruise Line, Inc.               01-10975            (37,394.43)              --               --         (37,394.43)
Great Hawaiian Properties Corporation          01-10971            (34,964.32)              --               --         (34,964.32)
Great Independence Ship Co.                    01-10969             (2,195.09)              --               --          (2,195.09)
                                                                -------------    -------------    -------------      -------------
                                                                22,825,116.18    12,615,802.53    13,685,922.49      21,754,996.22
                                                                =============    =============    =============      =============

GREAT OCEAN CRUISE LINE, L.L.C.                          CASE #: 01-10959 (JCA)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


DETAIL:                                       0-30 DAYS       31-60 DAYS       61-90 DAYS         91+ DAYS           TOTAL

Paymentech Credit Card Processor                                                                  27,274.85         27,274.85
American Express Credit Card Processor                                                                                   0.00
Discover Credit Card Processor                                                                                           0.00
Diners Credit Card Processor                                                                                             0.00
Travel Agents                                                                                                            0.00

                                              ----------      -----------      -----------        ---------         ---------
Total                                               0.00             0.00             0.00        27,274.85         27,274.85
                                              ==========      ===========      ===========        =========         =========


                                                                 ATTACHMENT # 7

                               MISSISSIPPI QUEEN
                               AP-STEAMER CHECKS

                              21-000-221300-00000

                                     MAY-02


OUTSTANDING CHECKS:
       17103 Garrett TV & Appliances                 498.75
       17104 Marvin Ross                             957.96
       17165 Jim Coulson-MCI                          50.69
       17183 S. Baham-Spiegel                         20.00
       17190 C. Sisson-J. Sisson                     199.50
       17248 A. Sisson-J. Sisson                     100.00

                                                   ---------
       Total per G/L:                              1,826.90
                                                   =========


                                                                 ATTACHMENT # 8

DEBTOR:  GREAT OCEAN CRUISE LINE, L.L.C.           CASE NUMBER:  01-10959 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO MAY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. The Debtor completed a sale of assets on May 31, 2002 (the "Close date"). The sale included the Debtor's primary asset, the Mississippi Queen, and all inventories. In connection therewith, the Debtor recorded a loss on disposition of $5.6 million. This amount, which is included in reorganization expenses, is an estimate that will be adjusted when the Debtor receives a final allocation of the purchase price from the Purchaser. The asset purchase agreement allows the Purchaser sixty days to provide an allocation between the purchased assets.

2. The Mississippi Queen resumed voyage sailing on May 7, 2002 (the "Cut-off date"). Pursuant to the asset purchase agreement, the revenue and expenses from the Cut-off date to the Close date accrued to the benefit of the Purchaser. The revenue and expenses are not reflected herein on Attachment 4 and the cash disbursements for such expenses were not reflected herein on Attachment 2.

3. As part of the asset sale, the Purchaser reimbursed the Debtor for credit card commission previously incurred which benefited future voyages. The Debtor recorded a credit to commission expense to reflect this reimbursement.